SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            ------------------------

                                    FORM 8-K
                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 26, 2007

                            ------------------------

                        PIONEER NATURAL RESOURCES COMPANY
             (Exact name of registrant as specified in its charter)


           Delaware                     1-13245                 75-2702753
       (State or other                (Commission            (I.R.S. Employer
jurisdiction of incorporation)        File Number)        Identification Number)

    5205 N. O'Connor Blvd                                         75039
          Suite 200                                             (Zip code)
        Irving, Texas
    (Address of principal
     executive offices)


       Registrant's telephone number, including area code: (972) 444-9001

                                 Not applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting  material pursuant to Rule  14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

                        PIONEER NATURAL RESOURCES COMPANY

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
Item 5.02.  Departure of Directors or Principal Officers; Election of
Directors; Appointment of Principal Officers; Compensatory Arrangements
of Certain Officers....................................................        3

Item 5.05.  Amendments to the Registrant's Code of Ethics, or Waiver of
a Provision of the Code of Ethics......................................        4

Item 9.01.  Financial Statements and Exhibits.

            (d) Exhibits...............................................        4

Signature..............................................................        5

Exhibit Index..........................................................        6

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.


        1. On February 26, 2007, the Compensation and Management Development Committee (the "Committee") of the Board of Directors of Pioneer Natural Resources Company (the "Company") established targets for the Company's named executive officers for 2007 bonuses payable in 2008 under the Company's Annual Incentive Bonus Plan (the "Plan"), as described below. The "named executive officers" are the executive officers of the Company for whom disclosure was required in the Company's proxy statement for its 2006 Annual Meeting of Stockholders. The 2007 bonus target is shown as a percentage of 2007 base salary, and the actual amount paid may be at, above or below the target level:

        Named Executive Officer   2007 Bonus Target
        -----------------------   -----------------
        Scott D. Sheffield        100%
        Timothy L. Dove            85
        A.R. Alameddine            65
        Chris J. Cheatwood         65
        Danny L. Kellum            65

Base salaries for the named executive officers payable during 2007 are unchanged from 2006 levels.

        The award of 2007 bonuses under the Plan will be based on the Committee's judgment regarding the Company's and the executive officer's performance in 2007, considering, among other things, the objectives established by the Committee. The corporate objectives include both financial and non-financial objectives. Financial objectives for 2007 include oil and gas production, operating expense levels, general and administrative expense levels, year-end indebtedness, finding costs, reserve replacement, return on equity and net asset value per share. Another corporate objective is based on the Company's performance in the areas of safety and environmental. Certain non-financial objectives vary by executive officer depending on his area of responsibility.

        2. On February 26, 2007, the Committee also made awards of restricted stock and performance units to the named executive officers, as follows.


                                  Number of Restricted    Number of Performance
        Named Executive Officer      Shares Awarded           Units Awarded
        -----------------------   --------------------    ---------------------
        Scott D. Sheffield              34,997                   34,998
        Timothy L. Dove                 15,165                   15,166
        A.R. Alameddine                  5,833                    5,833
        Chris J. Cheatwood               8,166                    8,166
        Danny L. Kellum                  8,166                    8,166


The equity awards were made under the Company's 2006 Long-Term Incentive Plan pursuant to the forms of Restricted Stock Award Agreement and Performance Unit Award Agreement filed as exhibits to this report and incorporated herein by reference.

        3. On February 26, 2007, the Committee also amended the agreements pursuant to which restricted stock was granted to the named executive officers of the Company on February 14, 2006. As a result of the amendment, the terms governing the effect of various termination events on the vesting of such restricted stock will be identical to the terms governing the effect of such events that are set forth in the Restricted Stock Award Agreement filed as an exhibit to this report.

        4. On February 26, 2007, the Committee also determined the amount of cash bonuses payable to the named executive officers, based on the Committee's assessment of 2006 performance. The bonuses were paid on March 2, 2007, as follows:

        Named Executive Officer   Amount of 2006 Cash Bonus
        -----------------------   -------------------------
        Scott D. Sheffield        $ 850,000
        Timothy L. Dove             446,250
        A.R. Alameddine             243,100
        Chris J. Cheatwood          243,100
        Danny L. Kellum             276,250


Item 5.05. Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics.

        On February 27, 2006, the Board of Directors of the Company adopted a new Code of Business Conduct and Ethics (the "Code"), which applies to the Company's directors, employees and officers, including its principal executive officer, principal financial officer and principal accounting officer. In order to permit the Company to develop training and communications materials and otherwise prepare for the introduction of the Code to the Company's employees, the adoption of the Code will be effective June 1, 2007.

        The Code is filed as an exhibit to this report and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

      (d) Exhibits.

          10.1 -- Form of Restricted Stock Award Agreement between the Company and each of Scott D. Sheffield and Timothy L. Dove, together with a schedule identifying other substantially identical agreements between the Company and each of its other executive officers and identifying the material differences between each of those agreements and the filed Restricted Stock Award Agreement.

          10.2 -- Form of Performance Unit Award Agreement between the Company and each of Scott D. Sheffield and Timothy L. Dove, together with a schedule identifying other substantially identical agreements between the Company and each of its other executive officers and identifying the material differences between each of those agreements and the filed Performance Unit Award Agreement.

          14.1 -- Code of Business Conduct and Ethics, effective June 1, 2007.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                               PIONEER NATURAL RESOURCES COMPANY



                                               /s/ Darin G. Holderness
                                               ---------------------------- ----
                                               Darin G. Holderness
                                               Vice President and Chief
                                               Accounting Officer


Dated: March 2, 2007

                                  EXHIBIT INDEX



        Exhibit
        Number                 Exhibit Title
        -------                -------------

        10.1(a) Form of Restricted Stock Award Agreement between the Company and each of Scott D. Sheffield and Timothy L. Dove, together with a schedule identifying other substantially identical agreements between the Company and each of its other executive officers and identifying the material differences between each of those agreements and the filed Restricted Stock Award Agreement.

        10.2(a) Form of Performance Unit Award Agreement between the Company and each of Scott D. Sheffield and Timothy L. Dove, together with a schedule identifying other substantially identical agreements between the Company and each of its other executive officers and identifying the material differences between each of those agreements and the filed Performance Unit Award Agreement.

        14.1(a)   Code of Business Conduct and Ethics, effective June 1, 2007.



        -----------

        (a) Filed herewith.